EXHIBIT 99.1

FOR IMMEDIATE RELEASE

For additional information contact:

Joseph Cormier	Mark Root
Vice President, M&A and IR	Executive Director, Corporate Communications
703-218-8258	703-218-8397; cell: 703-407-9393
joe.cormier@mantech.com	mark.root@mantech.com

ManTech Reports 2006 Second Quarter Results

•	Revenue increase of 20.1%, to $287.5 million, in the second quarter

•	Organic revenue growth of 13.9% in the second quarter

•	Operating margin of 7.8% (or 8.3% before FAS123R expense) in the second quarter

•	Diluted EPS from continuing operations of $0.39 (or $0.41 before FAS123R expense) in the second quarter

•	Operating cash flow from continuing operations of $20.4 million in the second quarter

•	Contract awards of $200 million in the second quarter

FAIRFAX, Virginia, August 3, 2006 – ManTech International Corporation (Nasdaq: MANT), a leading provider of innovative technologies and solutions focused on mission-critical national security programs for the Intelligence Community and the Departments of Defense, State, Homeland Security, Justice; the Space Community; and other federal government customers, today announced results for the second quarter of 2006.

ManTech reported revenue of $287.5 million for the second quarter of 2006, up $48.1 million, or 20.1%, compared to $239.4 million for the same period in 2005. This represents pro forma organic revenue growth of 13.9% for the second quarter. The growth was primarily a result of the solid execution of the business strategy to focus on the high-end defense and intelligence markets in support of national security.

Operating income in the second quarter was $22.4 million (7.8% of revenue), up $2.2 million, or 11.2%, compared to $20.2 million for the same period in 2005. Net income from continuing operations in the second quarter was $13.3 million, up 14.7%, compared to $11.6 million in the same period in 2005. Diluted earnings per share from continuing operations was $0.39 for the second quarter versus $0.35 for the same period last year.

Excluding the effect of FAS 123R, ManTech’s operating income in the second quarter 2006 was $23.9 million (8.3% of revenue), up $3.7 million, or 18.3%, compared to $20.2 million for the same period in 2005. Excluding the effect of FAS 123R, net income from continuing operations in the second quarter was $14.1 million, up 22.1%, compared to $11.6 million in the same period in 2005. Diluted EPS from continuing operations prior to the effect of FAS123R was $0.41 for the second quarter versus $0.35 for the same period last year.

On January 1, 2006, the Company adopted Financial Accounting Standards Board Statement No. 123R, which requires the Company to recognize share-based payment transactions as a compensation expense in its financial statements. Because our second quarter 2005 financial results do not include the effect of FAS 123R, the Company believes that providing our second quarter 2006 financial results excluding the effect of FAS 123R provides a better comparison with prior results. A reconciliation of GAAP results with results excluding the effect of FAS 123R is provided at the end of this press release.

“The second quarter was another period of strong organic and overall revenue growth,” said George J. Pedersen, Chairman of the Board and CEO of ManTech International Corporation. “We feel our strategic positioning as a national security pure play has allowed us to continue this growth trajectory even in a challenging funding environment.”

New Business Wins

ManTech had $200 million in new contract awards for the quarter, including over $100 million in classified contracts. In addition, ManTech was an awardee on the USAID Prime 3.2 contract, and ID/IQ contract which has a $4 billion ceiling value over the five year contract term.

“The USAID award was a very strategic win for ManTech. We feel well positioned to capture significant new tasking under the vehicle due to our proven technical capabilities overseeing the State Department’s global IT network,” said Robert A. Coleman, President and Chief Operating Officer, ManTech International Corporation.

Key Performance Metrics

Reported backlog as of June 30, 2006 was $2.15 billion and funded backlog was $550 million. Revenue from the Department of Defense, the Intelligence Community and Homeland Security related customers accounted for 95.5% of revenue for the second quarter of 2006. ManTech derived 70.1% of its revenue during the second quarter of 2006 from prime contracts. ManTech’s time and materials contracts accounted for 65.1% of revenue, fixed-price contracts accounted for 10.4% of revenue and cost-plus contracts accounted for 24.5% of revenue. The Company had very strong cash collections in the second quarter generating $20.4 million in operating cash flow from continuing operations based on Days Sales Outstanding of 81 days down from 86 days in the first quarter.

Company Guidance

ManTech’s guidance for the second quarter and full year 2006 reflects the continuation of strong underlying trends in its national security business. ManTech’s guidance does not include any discontinued operations, future acquisitions or divestitures. The cost of stock options represents non-cash expenses that by themselves do not affect Company cash flows.

(Dollars in millions, except earnings per share amounts)

	3rd Quarter 2006	Full Year 2006
Revenue	$290 - $300	$1,150 – $1,180
Diluted Earnings Per Share from Continuing Operations, exclusive of effect of FAS 123R expense	$0.42 – $0.45	$1.69 – $1.76
Effect of FAS 123R on diluted EPS	$(0.02)	$(0.09)
Diluted Earnings Per Share from Continuing Operations	$0.40 – $0.43	$1.60 – $1.67
Weighted Average Shares Outstanding	34.1 million	34.0 million

Conference Call:

ManTech executive management will hold a conference call today at 5 p.m. EST, to discuss second quarter 2006 results and answer questions. Interested parties may access the call by dialing (800) 811-7286 (domestic) or (913) 981-4902 (international). The conference call will be Webcast (listen only) simultaneously via the Internet at www.mantech.com. Interested parties should dial in or log on approximately ten minutes prior to the start of the call.

A replay of the call will be available beginning at 9 p.m. today and will remain available through midnight, August 17. To access the replay, call (888) 203-1112 (domestic) or (719) 457-0820 (international). The confirmation code for the replay is 5973744. A replay will also be available on ManTech’s Website approximately two hours after the conclusion of the call.

About ManTech International Corporation:

Headquartered in Fairfax, Virginia, ManTech International Corporation is a leading provider of innovative technologies and solutions for mission-critical national security programs for the Intelligence Community; the Departments of Defense, State, Homeland Security and Justice; the Space Community and other U.S. federal government customers. ManTech’s expertise includes systems engineering, systems integration, technology and software development, enterprise security architecture, information assurance, intelligence operations support, network and critical infrastructure protection, information technology, communications integration and engineering support. The company supports the advanced telecommunications systems that are used in Operation Iraqi Freedom and in other parts of the world; provides the physical and cyber security to protect U.S. embassies all over the world; has developed a secure, collaborative communications system for the U.S. Department of Homeland Security; and builds and maintains secure databases that track terrorists. With nearly 6,000 highly qualified employees, the company operates in the United States and over 40 countries worldwide. In 2005, Red Herring magazine selected ManTech as one of its Small Cap 100 Companies; and in 2006, Business 2.0 magazine named ManTech one of its 100 Fastest Growing Technology Companies. Additional information on ManTech can be found at www.mantech.com.

Forward-Looking Information:

Statements and assumptions made in this press release, which do not address historical facts, constitute “forward-looking” statements that ManTech believes to be within the definition in the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties, many of which are outside of our control. Words such as “may,” “will,” “intends,” “should,” “expects,” “plans,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or “opportunity,” or the negative of these terms or words of similar import are intended to identify forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: adverse changes in U.S. government spending priorities; uncertainties specifically related to discontinued operations, including our ability to sell or dispose of our MSM operations on terms that are favorable to us, or at all; failure to retain existing U.S. government contracts, win new contracts, or win recompetes; adverse results of U.S. government audits of our government contracts; risk of contract performance or termination; adverse changes in our mix of contract types; failure to obtain option awards, task orders or funding under contracts; failure to successfully integrate recently acquired companies or businesses into our operations or to realize any accretive or synergistic effects from such acquisitions; failure to identify, execute or effectively integrate future acquisitions; risks associated with complex U.S. government procurement laws and regulations; and competition. These and other risk factors are more fully discussed in the section entitled “Risks Factors “ in ManTech’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2006, and, from time to time, in ManTech’s other filings with the Securities and Exchange Commission, including among others, its reports on Form 10-Q.

The forward-looking statements included in this news release are only made as of the date of this news release and ManTech undertakes no obligation to publicly update any of the forward-looking statements made herein, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.

MANTECH INTERNATIONAL CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands)

	(unaudited)
	June 30, 2006	December 31, 2005
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,135	$5,662
Receivables—net	258,463	239,676
Prepaid expenses and other	12,406	7,393
Assets held for sale	6,768	4,831

Total current assets	280,772	257,562

Property and equipment—net	12,089	11,713
Goodwill	227,747	227,747
Other intangibles—net	35,428	35,602
Employee supplemental savings plan assets	12,897	11,902
Other assets	10,391	11,459

TOTAL ASSETS	$579,324	$555,985

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of debt	$27,563	$42,502
Accounts payable and accrued expenses	58,235	57,933
Accrued salaries and related expenses	41,980	41,428
Deferred income taxes—current	—	663
Billings in excess of revenue earned	5,560	6,611
Liabilities held for sale	4,938	4,978

Total current liabilities	138,276	154,115

Debt—net of current portion	—	21
Accrued retirement	14,251	13,054
Other long-term liabilities	3,201	3,282
Deferred income taxes—non-current	7,873	6,920

TOTAL LIABILITIES	163,601	177,392

COMMITMENTS AND CONTINGENCIES	—	—

STOCKHOLDERS’ EQUITY:
Common stock, Class A—$0.01 par value; 150,000,000 shares authorized; 18,469,648 and 18,016,328 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively.	185	180

Common stock, Class B—$0.01 par value; 50,000,000 shares authorized; 15,064,593 and 15,065,293 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively.	151	151

Additional paid in capital	247,484	233,360
Retained earnings	168,995	144,903
Unearned ESOP shares	(1,113)	—
Accumulated other comprehensive income (loss)	21	(1)
Deferred compensation	640	640
Shares held in grantor trust	(640)	(640)

TOTAL STOCKHOLDERS’ EQUITY	415,723	378,593

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$579,324	$555,985

MANTECH INTERNATIONAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars in Thousands Except Per Share Amounts)

	(unaudited) Three months ended June 30,		(unaudited) Six months ended June 30,
	2006	2005	2006	2005
REVENUES	$287,465	$239,408	$562,771	$456,869
COST OF SERVICES	238,879	196,662	466,686	375,870

GROSS PROFIT	48,586	42,746	96,085	80,999

COSTS AND EXPENSES:
General and administrative	24,019	20,876	46,780	40,183
Depreciation and amortization	2,131	1,700	4,136	3,139

Total costs and expenses	26,150	22,576	50,916	43,322

INCOME FROM CONTINUING OPERATIONS	22,436	20,170	45,169	37,677
Interest (expense), net	(601)	(555)	(1,393)	(836)
Equity in earnings of affiliates	—	112	—	278
Gain (Loss) on disposal of an operation	—	(181)	—	3,698
Other income (expense), net	66	(286)	(13)	(176)

INCOME BEFORE PROVISION FOR INCOME TAXES AND MINORITY INTEREST	21,901	19,260	43,763	40,641
Provision for income taxes	(8,650)	(7,702)	(17,242)	(16,252)
Minority interest	—	(4)	—	(6)

INCOME FROM CONTINUING OPERATIONS—net of taxes	13,251	11,554	26,521	24,383
(Loss) from discontinued operations—net of taxes	(1,294)	(1,410)	(2,429)	(2,314)

NET INCOME	$11,957	$10,144	$24,092	$22,069

BASIC EARNINGS (LOSS) PER SHARE:
Income from continuing operations—net of taxes	$0.40	$0.35	$0.79	$0.75
(Loss) from discontinued operations—net of taxes	(0.04)	(0.04)	(0.07)	(0.07)

Basic earnings per share	$0.36	$0.31	$0.72	$0.68

Weighted average common shares outstanding	33,445,033	32,773,678	33,283,976	32,650,519

DILUTED EARNINGS (LOSS) PER SHARE:
Income from continuing operations—net of taxes	$0.39	$0.35	$0.78	$0.74
(Loss) from discontinued operations—net of taxes	(0.04)	(0.05)	(0.07)	(0.07)

Diluted earnings per share	$0.35	$0.30	$0.71	$0.67

Weighted average common shares outstanding	33,912,488	33,281,196	33,729,624	33,072,736

MANTECH INTERNATIONAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in Thousands)

	(unaudited) Six months ended June 30,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$24,092	$22,069
Adjustments to reconcile net income to net cash used in operating activities:
Equity in earnings of affiliates	—	(278)
Increase in deferred income taxes	290	1,614
Stock-based compensation	2,660	13
Tax benefit from the exercise of stock options for 2005	—	1,333
Depreciation and amortization	4,768	3,908
Gain on disposal of an operation	—	(3,698)
Loss from discontinued operations	2,429	2,314
Changes in assets and liabilities-net of effects from acquired, disposed, and discontinued businesses:
Contract receivables	(18,787)	(5,838)
Prepaid expenses and other	(5,013)	(1,722)
Accounts payable and accrued expenses	302	2,107
Accrued salaries and related expenses	552	(9,229)
Billings in excess of revenue earned	(1,051)	1,370
Accrued retirement	1,197	(1,262)
Other	(1,126)	890

Net cash flows from continuing operations	10,313	13,591

Net cash flows from discontinued operations	(4,352)	14,273

Net cash flows from operating activities	5,961	27,864

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(2,158)	(3,315)
Proceeds from the sales of property and equipment	(6)	—
Investment in capitalized software for internal use	(1,379)	(140)
Acquisition of businesses, net of cash acquired	—	(106,452)
Proceeds from disposal of an operation	—	7,000

Net investing cash flows from continuing operations	(3,543)	(102,907)

Net investing cash flows from discontinued operations	(54)	(291)

Net cash flows from investing activities	(3,597)	(103,198)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	7,944	6,817
Tax benefit from the exercise of stock options for 2006	2,125	—
Repayment of debt	(60)	(41)
Net (decrease) increase in borrowings under line of credit	(14,900)	53,101

Net cash flows from financing activities	(4,891)	59,877

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(2,527)	(15,457)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	5,662	22,946

CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,135	$7,489

MANTECH INTERNATIONAL CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in Thousands Except Per Share Date)

The company has presented net income, as adjusted, to reflect the impact that the adoption of 123[R] had on the Company’s earnings per share. Management believes that these non-GAAP financial measures provide investors useful information as they facilitate the comparison of current performance to prior performance. These non-GAAP measures should not be considered in isolation or as a substitute for performance measures prepared in accordance with GAAP.

	(unaudited) Three months ended June 30, 2006			(unaudited) Six months ended June 30, 2006
	As Reported	Adjustments	Pro Forma	As Reported	Adjustments	Pro Forma
REVENUES	287,465		287,465	562,771		562,771
COST OF SALES	238,879		238,879	466,686		466,686

GROSS PROFIT	48,586		48,586	96,085		96,085

General and Administrative	24,019	(1,420)	22,599	46,780	(2,660)	44,120	(1)
Depreciation and amortization	2,131		2,131	4,136		4,136

Total costs and expenses	26,150	(1,420)	24,730	50,916	(2,660)	48,256

INCOME FROM CONTINUING OPERATIONS	22,436	1,420	23,856	45,169	2,660	47,829
Interest (expense), net	(601)		(601)	(1,393)		(1,393)
Other income (expense), net	66		66	(13)		(13)

INCOME BEFORE PROVISION FOR INCOME TAXES AND MINORITY INTEREST	21,901	1,420	23,321	43,763	2,660	46,423
Provision for income taxes	(8,650)	(559)	(9,209)	(17,242)	(1,048)	(18,290	)(2)

INCOME FROM CONTINUING OPERATIONS-net of taxes	13,251	861	14,112	26,521	1,612	28,133
(Loss) from discontinued operations-net of taxes	(1,294)		(1,294)	(2,429)		(2,429)

NET INCOME	11,957	861	12,818	24,092	1,612	25,704

BASIC EARNINGS (LOSS) PER SHARE:
Income from continuing operations-net of taxes	0.40	0.02	0.42	0.79	0.05	0.84
(Loss) from discontinued operations-net of taxes	(0.04)		(0.04)	(0.07)		(0.07)

Basic earnings per share	0.36	0.02	0.38	0.72	0.05	0.77

DILUTED EARNINGS (LOSS) PER SHARE:
Income from continuing operations-net of taxes	0.39	0.02	0.41	0.78	0.04	0.82
(Loss) from discontinued operations-net of taxes	(0.04)		(0.04)	(0.07)		(0.07)

Diluted earnings per share	0.35	0.02	0.37	0.71	0.04	0.75

Weighted average common shares:
-Basic	33,445,033		33,445,033	33,283,976		33,283,976
-Diluted	33,912,488	355,487	34,267,975	33,729,624	386,589	34,116,213

(1)	Adjusted to eliminate the FAS 123R stock compensation expense resulting from the adoption of FAS 123R on January 1, 2006.
(2)	Adjusted to eliminate the tax effect of the adjustment in Note 1 at an effective tax rate of 39.4%.

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